KEELEY FUNDS, INC.

Supplement dated July 16, 2008 to the

Prospectus dated January 31, 2008

Effective July 16, 2008, the following replaces the entire paragraph under “Small Cap Value Fund” on page 1 of the Keeley Funds, Inc. prospectus:

The Small Cap Value Fund intends to pursue its investment objectives by investing in companies with a small market capitalization, which we currently define as $3.5 billion or less. Under normal market conditions, the Fund will invest no less than 80% of its net assets plus the amount of any borrowings for investment purposes in common stocks and other equity type securities (including preferred stock, convertible debt securities and warrants) of small market capitalization. As long as an investment continues to meet the Fund’s other criteria, the Fund may choose to hold such securities even if the company grows beyond the $3.5 billion capitalization level. If less than 80% of the Fund’s assets (plus the amount of any borrowings for investment purposes) are invested in such companies, the Fund will not invest in companies other than those with a small market capitalization until the 80% threshold is restored.